UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2023 (September 26, 2023)

Thorne HealthTech, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40826	27-2877253
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

152 W. 57th Street
New York, New York		10019
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (929) 251-6321

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	THRN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed, on August 27, 2023, Thorne HealthTech, Inc. (“Thorne” or the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Healthspan Buyer, LLC (“Parent”) and Healthspan Merger Sub, Inc. (“Purchaser,” and together with Parent, the “Buyer Parties”). The Buyer Parties are affiliated funds of L Catterton. The Merger Agreement provides that, upon the terms and subject to the conditions thereof, Purchaser will commence a tender offer (the “Offer”) to acquire any and all shares of common stock of the Company. The Merger Agreement further provides that, as promptly as practicable following the consummation of the Offer, and upon the terms and subject to the conditions set forth in the Merger Agreement, Purchaser will merge with and into the Company (the “Merger” and, together with the Offer and the other transactions contemplated by the Merger Agreement, the “Transactions”), with the Company continuing as the surviving company in the Merger. The Offer was commenced on September 14, 2023, pursuant to the Tender Offer Statement on Schedule TO filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 14, 2023, by the Buyer Parties and certain of their affiliates.

Under the terms of the Merger Agreement, Purchaser’s obligation to accept and pay for shares of the Company’s common stock that are validly tendered in the Offer, and not validly withdrawn, is subject to certain conditions set forth in the Merger Agreement, including, but not limited to, that the waiting periods (and any extensions thereof), if any, applicable to the Transactions pursuant to the United States Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), having expired or otherwise been terminated, and that all requisite consents, directions or orders required to consummate the Transactions pursuant thereto will have been obtained. Effective as of 11:59 p.m. Eastern Time on September 26, 2023, the waiting period under the HSR Act expired with respect to the Transactions.

Consummation of the Transactions remains subject to other customary conditions set forth in the Merger Agreement, including the satisfaction of the condition that a majority of the then-outstanding shares of common stock of the Company is tendered in the Offer (as described more specifically in the definition of “Minimum Condition” in the Merger Agreement).

Additional Information and Where to Find It

In connection with the proposed acquisition of Thorne, Purchaser commenced a tender offer for all of the outstanding shares of common stock of Thorne on September 14, 2023, pursuant to the tender offer materials on Schedule TO filed with the SEC on September 14, 2023, by the Buyer Parties and certain of their affiliates. This communication is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell any securities of Thorne. It is also not a substitute for the tender offer materials that Purchaser filed with the SEC on Schedule TO on September 14, 2023. On September 14, 2023, Thorne also filed a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the tender offer. THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT CONTAIN IMPORTANT INFORMATION THAT SHOULD BE READ CAREFULLY AND CONSIDERED BY THORNE’S STOCKHOLDERS BEFORE ANY DECISION IS MADE WITH RESPECT TO THE TENDER OFFER. Both the tender offer materials and the solicitation/recommendation statement are available to Thorne’s stockholders free of charge. A free copy of the tender offer materials and the solicitation/recommendation statement are available to Thorne’s stockholders by visiting Thorne’s website (https://investors.thornehealthtech.com/). In addition, the tender offer materials and the solicitation/recommendation statement (and all other documents filed by Thorne with the SEC) are available free of charge on the SEC’s website (http://www.sec.gov). THORNE’S STOCKHOLDERS ARE ADVISED TO READ THE TENDER OFFER MATERIALS AND THE SOLICITATION/RECOMMENDATION STATEMENT, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND ANY OTHER RELEVANT DOCUMENTS FILED BY PURCHASER OR THORNE WITH THE SEC BEFORE THEY MAKE ANY DECISION WITH RESPECT TO THE TENDER OFFER. THESE MATERIALS CONTAIN IMPORTANT INFORMATION ABOUT THE TENDER OFFER, PURCHASER AND THORNE.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. All statements other than statements of historical facts contained in this report are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “would,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions. Forward-looking statements contained in this report include, but are not limited to, statements regarding the Transactions, including the expected timing of the closing of the Transactions. These forward-looking statements involve risks and uncertainties. If any of these risks or uncertainties materialize, or if any of Thorne’s assumptions prove incorrect, Thorne’s actual results could differ materially from the results expressed or implied by these forward-looking statements. These risks and uncertainties include the risk that the conditions to the Transactions are not satisfied, including the risk that a sufficient number of Thorne’s stockholders do not tender their shares into the tender offer or otherwise participate in the Transactions; risks associated with potential litigation relating to the Transactions; uncertainties as to the timing of the consummation of the Transactions and the ability of each party to consummate the Transactions; risks that the Transactions disrupt the current plans and operations of Thorne; and the risks and uncertainties described in the section titled “Risk Factors” and elsewhere in Thorne’s filings made with the SEC, including its Annual Report on Form 10-K filed on March 31, 2023 and its subsequent Quarterly Reports on Form 10-Q and other SEC filings, copies of which are available free of charge on the SEC’s website at www.sec.gov. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on these forward-looking statements as predictions of future events. All forward-looking statements in this report are based on information available to Thorne as of the date of this report, and Thorne does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 27, 2023	By:	/s/ Paul F. Jacobson
Paul F. Jacobson Chief Executive Officer